EXHIBIT 99.1

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PRESS RELEASE                                     Source: AccuPoll Holding Corp.
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ACCUPOLL MAKES CHANGES IN SENIOR MANAGEMENT
Thursday June 30, 8:00 am ET

WILLIAM NIXON BECOMES NEW PRESIDENT/CEO

TUSTIN, Calif.--(BUSINESS WIRE)--June 30, 2005--AccuPoll, Inc. (OTCBB:ACUP -
NEWS), a developer of Direct Recording Electronic (DRE) voting systems, today announced the appointment of William E. Nixon (44) to the office of President & CEO, effective July 1, 2005. Mr. Nixon will also become a member of the board of directors of the Company. Nixon succeeds Dennis Vadura, co-founder of AccuPoll, who was appointed to the office of Chairman and Chief Technology Officer. Co-founder and President Frank Wiebe, was appointed to the office of Chief Operating Officer.

For the last 15 years, Nixon has held various executive positions in two public companies. He served as the President & CEO of Senco Sensors, Inc., a Canadian designer, marketer and manufacturer of number one rated safety products from 2001 to 2004. For more than ten years Nixon held various executive positions, including EVP and CFO, at CORE, INC., (Nasdaq:CORE - NEWS). CORE, acquired in July, 2001 by Fotis Insurance Inc., was a market leader in healthcare management services. During the 1990's CORE was named one of the 100 fastest growing companies by Inc. Magazine, and one of the top public companies in Orange County by the Los Angeles Times. "This is a very exciting opportunity for me. AccuPoll has championed the development of a Voter Verified Paper Audit Trail ('VVPAT') based voting system. It is uniquely positioned to build its business on the basis of being the first company to have a 2002 certified voting system with a VVPAT," said William Nixon.

"Mr. Nixon has a strong background in administration and management of a public company. I and the Board felt that with the win of initial orders now was the right time to bring on board a seasoned administrator to oversee the company's future," said Dennis Vadura. "This is a move that we have been considering for some time and after interviewing a number of candidates we selected Mr. Nixon as being the most qualified."

AccuPoll designed their electronic voting system to feature a voter verified paper audit trail (VVPAT), which allows voters to verify -- via an immediately printed paper audit trail -- that their vote was accurately recorded at the time it is cast. As a result, AccuPoll's VVPAT system fully empowers voters to independently ensure that their vote is correct at the time it is cast, allowing for an accurate recount and audit capability should the need arise.

About AccuPoll Holding Corp.

Headquartered in Tustin, CA AccuPoll (OTCBB:ACUP - NEWS) is the developer of a federally qualified electronic voting system featuring an intuitive touch screen input and a voter verified paper audit trail (VVPAT) that can be confirmed by the voter at the time the ballot is cast, creating a permanent paper audit trail as mandated in the "Help America Vote Act of 2002" (HAVA). The AccuPoll Voting System has been qualified under the 2002 Federal Election Commission (FEC) Voting System Standards.

For additional information, visit WWW.ACCUPOLL.COM.

Safe Harbor Statement:

Statements in this press release that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates," "will" or "plans" to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the company's reports and registration statements filed with the Securities and Exchange Commission.

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CONTACT:

     Antarra Communications (Public Relations)
     Carol Warren, 714-891-3660
     or
     John Stiles & Associates, LLC (Investor Relations)
     John Stiles, 314-994-0560

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Source: AccuPoll Holding Corp.